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                                                                   EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 25, 1996, included in Trident International Inc.'s previously filed Annual Report on Form 10-K for the fiscal year ended September 30, 1996.



                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP


Hartford, Connecticut
February 27, 1997